JP MORGAN

Memorandum

Morgan Guaranty
Trust Company

To:  The Bank Participating in the Subject Credit Facilities

From:  Philip W. McNeal    /s/ PWM

Date:  June 8, 1995

Subject: Borrowing Base Redetermination for the C$34 million Amended and Restated Credit Agreement dated as of June 29, 1994 and the $20 million Amended and Restated Credit and Guaranty Agreement dated as of May 31, 1994.

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On behalf of Morgan Bank of Canada and Morgan Guaranty Trust
Company of New York and pursuant to Sections 2.1 (b) and 2.01
(b), respectively, of the above referenced credit agreements this letter seeks your approval of a Borrowing Base of C$33 million for the Canadian facility and $4 million for the U.S. facility.

In accordance with Section 2.07 (a), Wainoco Oil and Gas will reduce commitments under their credit facility to $4 million effective June 13, 1995. The Wainoco Oil Corporation commitment will be reduced to C$33 million effective June 19, 1995.

Please sign below to acknowledge your approval, as appropriate, for one or both of the proposed Borrowing Bases and return a copy of this letter to me at your earliest convenience via fax at
(212) 648-5014.



/s/ P. W. McNeal
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Name:  Philip W. McNeal
Title:  Vice President
Bank Name:  Morgan Guaranty Trust Company of New York

/s/ Mark Green
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Name:  Mark Green
Title:  Vice President
Bank Name:  Banque Paribas

/s/ Ivan J. Hopkins
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Name:  I. Hopkins
Title:  Vice President

Bank Name:  The Bank of Tokyo Canada

/s/ John Plant
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Name:  John Plant
Title:  Vice President Oil & Gas
Bank Name:  Paribas Bank of Canada

/s/ Richard P. DeGrey
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Name:  Richard P. DeGrey
Title:  VP
Bank Name:  Union Bank